Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Frank P. Reilly, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Fittipaldi Logistics, Inc. on Form 10-KSB for the year ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Fittipaldi Logistics, Inc.

                              FITTIPALDI LOGISTICS, INC.


Dated: October 15, 2007       By:      /s/ Frank P. Reilly
                                       -------------------
                              Name:    Frank P. Reilly
                              Title:   Chief Executive Officer, principal
                                       executive officer and principal financial
                                       and accounting officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.